EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Annual Report (Form 10-K) of National Computer Systems, Inc. of our report dated March 6, 2000, included in the 1999 Annual Report to Stockholders of National Computer Systems, Inc.

We also consent to the incorporation by reference in:

Registration Statement No. 33-9830 on Form S-3 (Selling Shareholder), Registration Statement No. 33-21511 on Form S-8 (1986 Employee Stock Option
Plan),
Registration Statement No. 333-00377 on Form S-8 (1989 Non-Employee Director Stock Option Plan),
Registration Statements No. 33-48509 and 333-00381 on Form S-8 (1990 Employee Stock Option Plan),
Registration  Statement  No.  333-00379  on Form S-8 (1990  Long-Term  Incentive
Plan),
Registration  Statement No.  33-48510 on Form S-8 (1992  Employee Stock Purchase
Plan),
Registration  Statement  No.  33-68854  on  Form  S-8  (Option  held  by  former director),
Registration  Statement No.  333-00383 on Form S-8 (1995  Employee  Stock Option
Plan),
Registration Statement No. 333-25523 on Form S-3 (VUE Selling shareholders), Registration Statement No. 333-25343 on Form S-8 (NCS/VUE Stock Option Plan), Registration Statement No. 333-51053 on Form S-8 (Oswald Stock Option Plan), Registration Statement No. 333-58947 on Form S-8 (1997 Long-Term Incentive
Plan),
Registration  Statement No.  333-58949 on Form S-8 (1998 Employee Stock Purchase
Plan),
Registration  Statement No.  333-58951 on Form S-8 (1997  Employee  Stock Option
Plan), and
Registration Statement No. 333-75165 on Form S-8 (Supplemental Deferred Compensation Plan)

of our report dated March 6, 2000 with respect to the consolidated financial statements of National Computer Systems, Inc. and subsidiaries incorporated herein by reference in this Annual Report (Form 10-K) of National Computer Systems, Inc. for the year ended January 29, 2000.

                                                           /s/ ERNST & YOUNG LLP
Minneapolis, Minnesota
April 25, 2000